                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             KENSEY NASH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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


                            [KENSEY NASH LETTERHEAD]



Marsh Creek Corporate Center
55 East Uwchlan Avenue
Exton, Pennsylvania 19341


                                                 November 5, 2001


Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Stockholders of Kensey Nash Corporation. The Annual Meeting will be held on Wednesday, December 5, 2001 beginning at 10:00 a.m., local time, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341. The formal notice of the Annual Meeting appears on the next page.

The attached Notice of Annual Meeting and Proxy Statement describe matters that we expect will be acted upon at the meeting. During the meeting, stockholders will view a company presentation and have the opportunity to ask questions.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

We are gratified by our stockholders' continued interest in Kensey Nash Corporation and urge you to return your proxy card as soon as possible.

                             Sincerely,


                             /s/ Joseph W. Kaufmann
                             --------------------------------------------
                             Joseph W. Kaufmann
                             President and Chief Executive Officer

                            [KENSEY NASH LETTERHEAD]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 5, 2001


To the Stockholders of
Kensey Nash Corporation:

The Annual Meeting of Stockholders of Kensey Nash Corporation (the "Company") will be held at 10:00 a.m., local time, on Wednesday, December 5, 2001 at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341 for the following purposes:


     (1)  To elect two Class III Directors to the Company's Board of Directors;

     (2) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the year ended June 30, 2002; and

     (3) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on October 19, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                         By Order of the Board of Directors,


                         /s/ Joseph W. Kaufmann
                         -------------------------------------------
                         Joseph W. Kaufmann
                         President and Secretary


Exton, Pennsylvania
November 5, 2001

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

                             KENSEY NASH CORPORATION
                          MARSH CREEK CORPORATE CENTER
                             55 EAST UWCHLAN AVENUE
                            EXTON, PENNSYLVANIA 19341
                                 (610) 524-0188

                                 PROXY STATEMENT

THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF KENSEY NASH CORPORATION, A DELAWARE CORPORATION, FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 10:00 A.M., LOCAL TIME, WEDNESDAY, DECEMBER 5, 2001, AT THE OFFICES OF KENSEY NASH CORPORATION, 55 E. UWCHLAN AVENUE, EXTON, PENNSYLVANIA 19341, AND ANY ADJOURNMENTS THEREOF. THIS PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 5, 2001.

VOTING SECURITIES -- The Board of Directors has fixed the close of business on October 19, 2001, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 10,621,985 shares of Common Stock, par value $.001 per share. Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

PROXIES -- Joseph W. Kaufmann and Douglas G. Evans, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve in such capacity. Messrs. Kaufmann and Evans are officers and directors of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking the proxy, or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

REQUIRED VOTE -- A plurality of the votes cast in person or by proxy is required to elect the nominees for director. A majority of the votes cast in person or by proxy is required to ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the fiscal year ended June 30, 2002. Each stockholder will be entitled to vote the number of shares of Common Stock held as of the Record Date by such stockholder for the number of directors to be elected. Stockholders will not be allowed to cumulate their votes in the election of directors.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will also count abstentions for purposes of voting on any proposal presented at the meeting or any adjournment thereof. Abstentions will have the same effect as a vote against a proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

STOCKHOLDER LIST -- A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during ordinary business hours commencing November 23, 2001, and continuing through the date of the Annual Meeting at the principal offices of the Company, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341.

ANNUAL REPORT TO STOCKHOLDERS -- THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED JUNE 30, 2001 ("FISCAL YEAR 2001"), CONTAINING FINANCIAL AND OTHER INFORMATION PERTAINING TO THE COMPANY, IS BEING FURNISHED TO STOCKHOLDERS SIMULTANEOUSLY WITH THIS PROXY STATEMENT.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Company's Board of Directors previously consisted of nine directors. On October 30, 2001, Kenneth R. Kensey, M.D. resigned as a director of the Company in order to pursue other interests. At the time of his resignation, Dr. Kensey was appointed to the non-executive position of Chairman Emeritus in recognition of his status as a co-founder of, and major contributor to, the Company. The Board of Directors will now consist of eight directors until the vacancy created by Dr. Kensey's resignation is filled. Article Five of the Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, two Class III Directors are to be elected for a term of three years expiring at the 2004 Annual Meeting of Stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT TO CONTINUE TO SERVE AS DIRECTORS OF THE COMPANY. See "Nominees" below.

The six directors whose terms of office expire in 2002 and 2003 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the person named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or will decline to serve as a director if elected.

NOMINEES

The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

                                                                    SERVED AS
           NAME          AGE        POSITION WITH COMPANY         DIRECTOR SINCE
-----------------------  ---  ----------------------------------  --------------

John E. Nash, P.E......   66  Vice President of New Technologies
                              and Director                            1984

Robert J. Bobb.........   54  Director                                1984

Mr. Nash is a co-founder of the Company and is currently the Vice President of New Technologies and a Director. He served as Vice Chairman of the Board and Executive Vice President from 1984 to October 1998. Prior to his co-founding the Company, Mr. Nash was employed by Syntex Corporation in a number of engineering and development positions within its Syntex Dental subsidiary, including Vice President of Research and Development. Mr. Nash holds qualifications in Mechanical and Production Engineering from Kingston College of Technology in the United Kingdom and is a Registered Professional Engineer in both the United Kingdom and the United States.

Mr. Bobb has been a Director of the Company since 1984. For over fifteen years, Mr. Bobb has been a principal equity investor and key management participant in a number of operating companies. Mr. Bobb received a B.S. degree from Western Michigan University and a J.D. degree from the University of Notre Dame Law School and studied at the University of Belgrade and the University of London. Mr. Bobb is Chairman of the Company's Compensation Committee and a member of the Audit Committee.

OTHER DIRECTORS

The following persons will continue to serve as Directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.


                                                                                   SERVED AS       TERM
                NAME               AGE               POSITION WITH COMPANY      DIRECTOR SINCE    EXPIRES
---------------------------------  ---    ------------------------------------  --------------    -------
Douglas G. Evans, P.E............   37    Chief Operating Officer, Assistant         1995          2002
                                          Secretary and Director

Walter Maupay....................   62    Director                                   1995          2002

C. McCollister Evarts, M.D.......   70    Director                                   2000          2002

Joseph W. Kaufmann...............   49    Chief Executive Officer, President,        1992          2003
                                          Secretary and Director

Harold N. Chefitz................   66    Director                                   1995          2003

Steven J. Lee....................   54    Director                                   2000          2003

Mr. Evans has served as Chief Operating Officer of the Company since March 1995, was elected a Director in May 1995 and has served as Assistant Secretary since October 1995. Mr. Evans is responsible for protecting and developing the Company's intellectual property, assessing new technologies, and overseeing the Company's daily operations. From 1989 to 1993, Mr. Evans held several senior positions at the Company in product development and engineering. From 1986 until joining the Company in 1989, Mr. Evans held a number of positions in engineering and business development for several divisions of the General Electric Company. Mr. Evans received a B.S. degree in Engineering Science and a Masters degree in Business Management from The Pennsylvania State University and an M.S. degree in Electrical Engineering from the University of Pennsylvania. Mr. Evans is a Registered Professional Engineer in the United States.

Mr. Maupay has been a Director of the Company since June 1995. Prior to his retirement in 1995, Mr. Maupay was a group executive with Bristol-Myers Squibb and President of Calgon Vestal Laboratories. From 1988 to December 1994, Mr. Maupay served as President of Calgon Vestal Laboratories, then a division of Merck & Co. Mr. Maupay spent thirty-three years in corporate and divisional positions at Merck & Co. Mr. Maupay received a B.S. degree in Pharmacy from Temple University and an M.B.A. degree from Lehigh University. Mr. Maupay has been a Director of Life Medical Sciences, Inc., Cubist Pharmaceuticals and is a Director of several private companies. Mr. Maupay is a member of the Company's Compensation and Executive Committees.

Dr. Evarts has been a Director of the Company since July 2000. Dr. Evarts is a University Professor for The Pennsylvania State University, College of Medicine and Chief Executive Officer of The Milton S. Hershey Medical Center as well as Senior Vice President for Health Affairs and Dean, College of Medicine (Emeritus). Previously, Dr. Evarts served as Professor and Chair of the Department of Orthopedics at the University of Rochester School of Medicine and Dentistry and Medical Center Vice President for Development. Prior to that, he was Chair of the Department of Orthopedic Surgery at the Cleveland Clinic Foundation. Dr. Evarts holds an A.B. degree from Colgate University. He graduated from the University of Rochester School of Medicine and Dentistry and served his internship and residency at the University of Rochester Strong Memorial Hospital. Dr. Evarts is a Director of The Hershey Foods Corporation. Dr. Evarts is Chairman of the Company's Audit Committee and a member of the Executive Committee.

Mr. Kaufmann has served as Chief Executive Officer and President of the Company since March 1995. Mr. Kaufmann joined the Company in 1989 as Chief Financial Officer and was appointed Vice President, Finance and

Administration in January 1994. He has been a Director since September 1992 and has served as Secretary since 1989. Prior to joining the Company, Mr. Kaufmann held executive finance positions at divisions of both Hanson, PLC and Syntex Corporation. Mr. Kaufmann received a B.S. degree in Accounting from St. Joseph's University. Mr. Kaufmann is Chairman of the Company's Executive Committee.

Mr. Chefitz has been a Director of the Company since June 1995. Mr. Chefitz has numerous years of experience in investment banking in the healthcare industry and is presently a General Partner at CK Capital L.P., a Partner at Boles Knop & Company LLC, as well as Chairman of the Board and CEO of GliaMed, Inc. and is a Director of Barr Laboratories. He was a Senior Managing Director of Gerard Klauer Mattison & Co. LLC from June 1995 through November 1998. From March 1993 until March 1995, he served as a Managing Director and Head of Healthcare Investment Banking for Prudential Securities Incorporated in New York City. Mr. Chefitz received a B.S. degree from Boston University and attended Boston College Law School. Mr. Chefitz is a member of the Company's Compensation and Executive Committees.

Mr. Lee has been a Director of the Company since July 2000. Mr. Lee is Chairman and Chief Executive Officer of PolyMedica Corporation. Prior to becoming Chief Executive Officer, Mr. Lee served as President of PolyMedica from 1990 through June 1996. Mr. Lee served as manager in the Mergers and Acquisitions practice at Coopers & Lybrand L.L.P. from March 1990 to May 1990. Previously, he was President and a director of Shawmut National Ventures from November 1987 to March 1990 and served as President, Chief Executive Officer and a director of RepliGen Corporation from 1984 to 1986. Mr. Lee received a B.A. from Lehigh University, an M.B.A. from the Wharton School of Finance and Commerce at the University of Pennsylvania, and a Juris Doctor degree from Fordham University School of Law. He is a member of the Massachusetts and New York State Bar Associations. Mr. Lee is a Director of PolyMedica Corporation, Commonwealth BioVentures, Inc. and Fibersense Technology Corporation. Mr. Lee is a member of the Company's Audit Committee.

DIRECTOR COMPENSATION -- The Company does not pay additional cash compensation to executive officers for their service as directors. During fiscal year 2001, nonemployee directors were paid a fee of $2,500 per meeting (not to exceed $10,000 per fiscal year) plus travel expenses and other costs associated with attending meetings. In addition, nonemployee directors who served on the Executive Committee were paid a fee of $1,000 per Executive Committee meeting plus travel expenses and other costs associated with attending the meetings. Pursuant to the Kensey Nash Corporation Nonemployee Directors' Stock Option Plan (the "Directors' Plan"), each of Messrs. Bobb, Chefitz and Maupay was granted options to purchase 5,000 shares of Common Stock upon the Company's initial public offering, exercisable at $12.00 per share. Each of Mr. Lee and Dr. Evarts was granted options to purchase 5,000 shares of Common Stock upon their initial appointment to the Board of Directors, exercisable at $10.75 per share, the fair market value on the date of grant. In consideration of their service on the Board of Directors, on the date of each annual meeting of the stockholders of the Company, each nonemployee director who is elected, re-elected or continues to serve as a director because his term has not expired is entitled to receive Non-Qualified Stock Options ("NQSOs") to purchase 7,500 shares of Common Stock, exercisable at the fair market value of such shares on the date of grant. In addition, the Directors' Plan provides that additional grants of options may be made, from time-to-time, as determined by the Compensation Committee.

MEETINGS -- During fiscal year 2001, the Board of Directors held six formal meetings including teleconference meetings. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the Board of Directors on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS -- The Board of Directors has established an Audit Committee, a Compensation Committee and an Executive Committee. The Audit Committee includes Dr. Evarts (Chairman) and Messrs. Bobb and Lee, each a nonemployee director. The Compensation Committee includes Messrs. Bobb

(Chairman), Chefitz and Maupay. The Executive Committee includes Messrs. Kaufmann (Chairman), Chefitz, Maupay and Dr. Evarts. The Company does not have a Nominating Committee.

The Audit Committee generally has responsibility for assessing processes related to risks and control environment, overseeing financial reporting, evaluating independent audit processes and reporting to the full Board of Directors regarding all of the foregoing. The Audit Committee held one formal meeting in fiscal year 2001. See "Audit Committee Matters."

The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards for the determination of executive compensation, reviewing the Company's executive policies and reporting to the full Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Employee Plan and the Directors' Plan, determining the number of options to be granted to the Company's executive officers and employees pursuant to the Employee Plan, and reporting to the full Board of Directors regarding the foregoing functions. The Compensation Committee held two formal meeting in fiscal year 2001. See "Report of the Compensation Committee of the Board of Directors."

The Executive Committee has those responsibilities delegated to it from time to time by the Board of Directors. The Executive Committee held two formal meetings in fiscal year 2001.

EXECUTIVE OFFICERS

The Board of Directors elects officers annually and such officers, subject to the terms of certain employment agreements, serve at the discretion of the Board. See "Executive Compensation and Certain Transactions -- Employment Agreements." Each of Messrs. Kaufmann and Evans has an employment agreement with the Company. In addition, Ms. Wendy F. DiCicco, Chief Financial Officer, has an employment agreement with the Company. Ms. Julie N. Broderick, Vice President of Clinical and Regulatory Affairs, resigned from the Company on September 25, 2001 to pursue other opportunities. Ms. Broderick is Mr. Nash's daughter.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT -- Section 16 of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers, directors and persons who own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with during fiscal year 2001, except that Mr. Maupay inadvertently filed a Form 4 one day late with respect to the purchase of 3,000 shares of Common Stock, Dr. Kensey inadvertently filed a Form 4 one day late with respect to a cashless collar of certain shares of his stock and each of Mr. Kaufmann and Mr. Evans inadvertently filed a Form 5 late with respect to granted stock options for fiscal year 2001.

                 EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

The following table sets forth information with respect to the compensation paid and awarded by the Company for services rendered during the fiscal years ended June 30, 2001, 2000, and 1999 to its chief executive officer and the four other most highly compensated (based on combined salary and bonus) executive officers of the Company whose total annual salary and bonus exceeded $100,000 during fiscal year 2001 (each, a "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                         ANNUAL COMPENSATION              COMPENSATION
                                                                                             AWARDS
                                                 ------------------------------------   ------------------
                                                                         OTHER ANNUAL      SECURITIES
NAME AND PRINCIPAL POSITION              YEAR    SALARY      BONUS       COMPENSATION   UNDERLYING OPTIONS
                                                   ($)        ($)             ($)             (#)
---------------------------------------  ----   ---------   --------     ------------   ------------------
Joseph W. Kaufmann                       2001   $ 237,500         --(2)   $ 9,000(4)       168,500
President, Chief Executive Officer,      2000   $ 200,000         --(3)   $ 9,000(4)        75,000(10)
Secretary and Director                   1999   $ 200,000    $75,000      $ 9,000(4)       300,000

Douglas G. Evans, P.E.                   2001   $ 190,000         --(2)   $10,750(5)       133,200
Chief Operating Officer, Assistant       2000   $ 160,000         --(3)   $ 9,211(6)        75,000(10)
Secretary and Director                   1999   $ 160,000    $63,000      $ 9,000(4)       170,000

Julie N. Broderick                       2001   $ 125,575    $15,876      $ 6,067(7)         9,025
Vice President of Clinical               2000   $ 111,820         --      $ 1,085(8)        15,000(10)
And Regulatory Affairs                   1999   $  98,750    $20,000           --           30,000

Wendy F. DiCicco, CPA                    2001   $ 114,670(1)      --(2)   $ 5,557(9)        15,525
Chief Financial Officer                  2000   $  98,067         --      $   950(8)        20,000(10)
                                         1999   $  85,780    $20,000           --           30,000

-------------------------
(1) The Company's short-term disability insurance carrier paid $9,390 of Ms. DiCicco's salary.
(2) Each of Mr. Kaufmann, Mr. Evans, and Ms. DiCicco elected to receive 98,500, 80,000, and 8,625 stock options, respectively, in lieu of a cash bonus for fiscal year 2001 under the Company's bonus plan.
(3) Each of Mr. Kaufmann and Mr. Evans elected not to receive a bonus for fiscal year 2000 under the Company's bonus plan.
(4)  Represents allowance for automobile.
(5) Represents $9,000 allowance for automobile and $1,750 of the Company's matching cash contribution paid and/or accrued under the Company's 401(k) Plan.
(6) Represents $9,000 allowance for automobile and $211 of the Company's matching cash contribution paid and/or accrued under the Company's 401(k) Plan.
(7) Represents $4,200 allowance for automobile and $1,867 of the Company's matching cash contribution paid and/or accrued under the Company's 401(k) Plan.
(8) Represents the Company's matching cash contribution paid and/or accrued under the Company's 401(k) Plan.
(9) Represents $4,000 allowance for automobile and $1,557 of the Company's matching cash contribution paid and/or accrued under the Company's 401(k) Plan.
(10) Granted August 16, 2000.

OPTION GRANTS IN FISCAL YEAR 2001 -- The following table provides information on grants of stock options and stock appreciation rights in fiscal year 2001 to the Named Executive Officers pursuant to the Employee Plan.

                      OPTION/SAR GRANTS IN FISCAL YEAR 2001

                                    INDIVIDUAL GRANTS
--------------------------------------------------------------------------------
                                                                                  POTENTIAL REALIZABLE VALUE AT
                                           PERCENT OF                                ASSUMED ANNUAL RATES OF
                                            TOTAL                                  STOCK PRICE APPRECIATION FOR
                                           OPTIONS/                                        OPTION TERM
                                             SARs                                 -----------------------------
                               OPTIONS/    GRANTED TO     EXERCISE
                                 SARs     EMPLOYEES IN   BASE PRICE   EXPIRATION
            NAME               GRANTED    FISCAL YEAR      ($/SH)        DATE         5% ($)         10% ($)
                                 (#)
-----------------------------  -------    ------------   ----------   ----------  ----------       ----------
Joseph W. Kaufmann...........  168,500       27.5%        $14.51        6/5/11    $1,537,606       $3,896,597
Douglas G. Evans, P.E........  133,200       21.7%        $14.51        6/5/11    $1,215,485       $3,080,277
Julie N. Broderick...........    9,025        1.5%        $14.51       12/31/01      $82,355         $208,705
Wendy F. DiCicco, CPA........   15,525        2.5%        $14.51        6/5/11      $141,670         $359,019



AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2001 AND YEAR-END 2001 OPTION VALUES -- The following table provides information on the Named Executive Officers' unexercised and exercised options granted under the Employee Plan at June 30, 2001.

 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2001 AND YEAR-END 2001 OPTION VALUES


                                                             NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                              SHARES        VALUE           UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS AT
                            ACQUIRED ON    REALIZED       OPTIONS AT YEAR-END 2001(#)           YEAR-END 2001($)(1)
                             EXERCISE                    ---------------------------------------------------------------
NAME                            (#)          ($)         EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------
Joseph W. Kaufmann..........  --           --             646,000           328,500        $4,659,165       $1,446,655
Douglas G. Evans, P.E. .....  --           --             385,000           238,200        $2,801,775         $922,861
Julie N. Broderick..........  9,667        $77,519         52,000            31,358          $338,855         $157,441
Wendy F. DiCicco, CPA.......  --           --              40,667            42,858          $263,930         $190,011

------------------
(1) The value per option is calculated by subtracting the exercise price from the closing price of the Common Stock on the Nasdaq National Market on June 29, 2001 of $16.74.

EMPLOYMENT AGREEMENTS

Each of Messrs. Kaufmann and Evans is party to three-year written Employment and Non-Competition Agreements with the Company that expire in July 2004. These agreements provide for annual base salaries of $250,000 and $200,000, respectively, subject to annual increases as determined by the Board of Directors. An annual bonus may be paid at the discretion of the Board of Directors. The agreements restrict Messrs. Kaufmann and Evans from competing with the Company during the term of the agreement and for twelve months after termination of their employment with the Company. Messrs. Kaufmann and Evans are also party to Termination and Change in Control Agreements pursuant to which upon a Change in Control or Termination (as defined therein) they will be entitled to receive, among other things, severance pay equal to their base salary for a period of two years. Messrs. Kaufmann and Evans would be entitled to receive an additional payment, net of taxes, to compensate for any excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Internal Revenue Code of 1986, as amended. Following a Change in Control, all unvested options granted to Messrs. Kaufmann and Evans shall immediately become vested.

Ms. DiCicco is party to a two-year written Employment and Non-Competition Agreement with the Company, which expires in September 2003. This agreement provides for an annual base salary of $119,503, subject to an annual increase as determined by the Board of Directors. An annual bonus may be paid at the discretion of the Board of Directors. The agreement restricts Ms. DiCicco from competing with the Company during the term of the agreement and for twelve months after termination of her employment with the Company. Ms. DiCicco is also party to a Termination and Change in Control Agreement pursuant to which upon a Change in Control or Termination (as defined therein) she will be entitled to receive, among other things, severance pay equal to her base salary for a period of two years. Ms. DiCicco would be entitled to receive an additional payment, net of taxes, to compensate for any excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Internal Revenue Code of 1986, as amended. Following a Change in Control, all unvested options granted to Ms. DiCicco shall immediately become vested.

401(k) PLAN

The Company's 401(k) Salary Reduction Plan and Trust (the "401(k) Plan") became effective on July 1, 1989. All employees of the Company that are at least 21 years of age are eligible to participate in the 401(k) Plan. An eligible employee may elect to contribute one to 15 percent of his or her compensation each year, up to the legal limit, instead of receiving that amount in cash. During fiscal year 2001, the Company agreed to match up to 25% of an employee's first 6% contribution of their pay.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The objectives of the Compensation Committee in determining the levels and components of executive compensation are (i) retaining the executive officers in their present positions, (ii) providing them with both cash and equity incentives to further the interests of the Company and its stockholders, (iii) compensating them at levels comparable to those of executive officers at other medical device companies at a comparable stage of development, and (iv) attracting executive officers whose experience and backgrounds would help the growth and development of the Company. Generally, the compensation of all executive officers is composed of a base salary plus a discretionary bonus based upon achievement of specified goals. In addition, stock options are granted to provide the opportunity for compensation based upon the performance of the Common Stock over time.

The Compensation Committee determined the terms of the employment agreements for Mr. Kaufmann and for all of the other executive officers. In determining the base salaries of the executive officers, the Compensation Committee considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at medical device companies at a comparable stage of development, including other publicly-held companies that are developing medical device products, and the Company's general compensation practices. Based on these criteria, the employment agreement for Mr. Kaufmann provides for a base salary of $250,000 for fiscal years 2002, 2003 and 2004.

Discretionary bonuses for each of the Company's executive officers are directly tied to achievement of specified goals of the Company and are a function of the criteria which the Compensation Committee believes appropriately take into account the specific areas of responsibility of the particular officer. Each of Mr. Kaufmann, Mr. Evans and Ms. DiCicco elected to receive additional stock options in lieu of a cash bonus for fiscal year 2001 under the Company's bonus plan. Mr. Kaufmann's bonus for fiscal year 2002 will be based upon the achievement of specified objectives, including achievement of revenue and earnings per share goals in the Company's fiscal year 2002 plan. The fiscal year 2002 bonus will be subject to the discretion of the Board of Directors.

The Compensation Committee also grants stock options, from time to time, to executive officers and other employees in order to provide a long-term incentive which is directly tied to the performance of the Company's stock. The exercise price of these stock options is generally the fair market value of the Common Stock on the dates of grant. The options generally vest over a three-year period, based on the date of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. On June 5, 2001, the Compensation Committee approved a grant of 168,500 stock options for Mr. Kaufmann, 133,200 stock options for Mr. Evans, and 15,525 stock options for Ms. DiCicco. A portion of these option grants will vest in six months from the date of grant and the remaining options will vest in equal amounts over a three-year period. Ms. Broderick was granted 9,025 stock options but she resigned prior to them vesting. The exercise price of all of these options is $14.51, the fair market value of the underlying Common Stock on the date of the grant.

The Compensation Committee granted options based upon its belief that it is necessary in a highly competitive environment to provide key personnel the opportunity for significant continuing equity participation and incentive to create stockholder value over a longer investment horizon. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. In making stock option grants to executives under the Employee Plan, the Compensation Committee considered a number of factors, including the past performance of the executive, achievement of specific delineated goals, the responsibilities of the executive, review of compensation of executives in medical device companies at a comparable stage of development, and review of the number of stock options each executive currently possesses.

COMPLIANCE WITH SECTION 162(m) -- The Compensation Committee currently intends for all compensation paid to the executive officers to be tax deductible to the Company. Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), provides that compensation paid to certain executive officers in excess of $1,000,000 is nondeductible by the Company for Federal income tax purposes unless, in general, such compensation is performance-based, is established by a committee comprised solely of two or more independent directors, is objective and the plan or agreement providing for such performance based compensation has been approved by stockholders in advance of payment. The Compensation Committee believes that the requirements of Section 162(m) may arbitrarily impact the Company. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m), if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.


                             COMPENSATION COMMITTEE
                       ----------------------------------

                            Robert J. Bobb, Chairman
                                Harold N. Chefitz
                              Walter R. Maupay, Jr.

                                PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total returns during the period commencing on June 30, 1996 and ending on June 30, 2001, for the Company, the Nasdaq Market Composite Index and the Russell 2000 Index. The comparison assumes $100 was invested on June 30, 1996, in the Common Stock of the Company, the Nasdaq Market Composite Index, and the Russell 2000 Index, and assumes the reinvestment of all dividends, if any. The performance graph begins with the closing price of the Company's Common Stock on June 30, 1996, which was $13.38.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                                [GRAPH OMITTED]


                                 6/30/96  6/30/97  6/30/98   6/30/99  6/30/00  6/30/01
                                 -----------------------------------------------------

KENSEY NASH CORPORATION            100      80       71        60       83       125

Nasdaq Market Composite Index      100     123      161       230      340       185

Russell 2000 Index                 100     114      132       132      149       148


           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of October 19, 2001, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Executive Officers and (iv) all Company executive officers and directors as a group.


                                                         AMOUNT AND NATURE OF      PERCENT OF
NAMES AND ADDRESS                                      BENEFICIAL OWNERSHIP (1)      CLASS
----------------------------------------------------   ------------------------    ----------
Kenneth R. Kensey, M.D. (2)(4)......................         1,576,327               14.8%
Joseph W. Kaufmann (3)(5)...........................           936,999                8.2
John E. Nash, P.E. (3)(6)...........................           635,000                6.0
Douglas G. Evans, P.E. (3)(7).......................           557,716                5.0
Wendy F. DiCicco, CPA (8)...........................            56,625                 *
Walter R. Maupay, Jr. (9)...........................            56,000                 *
Harold N. Chefitz (10)..............................            40,000                 *
Julie N. Broderick (11).............................            38,816                 *
Robert J. Bobb (12).................................            35,000                 *
Steven J. Lee (13)..................................             4,167                 *
C. McCollister Evarts, M.D (14).....................             4,167                 *
All Executive Officers and Directors as a group
  (11 persons)......................................         3,940,817               32.6%

------------------
* Denotes less than one percent.

(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares owned by them.
(2) The address of the stockholder is c/o Visco Technologies, Inc., 15 East Uwchlan Ave., Suite 414, Exton, Pennsylvania 19341.
(3) The address of the stockholder is c/o the Company, 55 East Uwchlan Ave., Exton, Pennsylvania 19341.
(4) Represents 1,576,327 shares of Common Stock held by the Kenneth Kensey Revocable Trust and 7,500 stock options which may be exercised within 60 days. Excludes 18,750 shares of Common Stock held by the Kenneth Kensey Gift Trust, to which Dr. Kensey disclaims beneficial interest. With respect to 300,000 of the shares of Common Stock held by the Kenneth Kensey Revocable Trust, Dr. Kensey has entered into "zero cost collars" pursuant to which Dr. Kensey wrote call options to and purchased put options from Bear, Stearns & Co. Inc.
(5) Represents 165,833 shares of Common Stock and 771,166 stock options which may be exercised within 60 days.
(6) Represents 635,000 shares of Common Stock held by the John E. Nash Revocable Trust.
(7) Represents 70,000 shares of Common Stock held by the Douglas G. Evans Revocable Trust, 1,050 shares held indirectly by his minor children and 486,666 stock options which may be exercised within 60 days.
(8) Represents 56,625 stock options held by Ms. DiCicco which may be exercised within 60 days.
(9) Represents 21,000 shares of Common Stock held by Mr. Maupay and 35,000 stock options which may be exercised within 60 days.
(10) Represents 5,000 shares of Common Stock held by the Chefitz Healthcare Investment Account and 35,000 stock options held by Mr. Chefitz which may be exercised within 60 days.
(11) Represents 13,150 shares of Common Stock held by Ms. Broderick and 25,666 stock options which may be exercised within 60 days.
(12) Represents 35,000 stock options held by Mr. Bobb which may be exercised within 60 days.
(13) Represents 4,167 stock options held by Mr. Lee which may be exercised within 60 days.
(14) Represents 4,167 stock options held by Dr. Evarts which may be exercised within 60 days.

                                   PROPOSAL 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company's financial statements for 2002. Deloitte & Touche LLP has acted as auditors for the Company since 1990.

The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Deloitte & Touche LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Deloitte & Touche LLP, the Board of Directors will interpret this as an instruction to seek other auditors. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE 2002 FISCAL YEAR.
                             AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE CHARTER -- The Audit Committee has adopted a charter which is attached to this Proxy Statement as Exhibit A.

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS -- The Company's Common Stock is listed on the Nasdaq National Market and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(145) of the National Association of Securities Dealers' Marketplace rules.

AUDIT COMMITTEE REPORT -- In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the year ended June 30, 2001:

      (1) the Audit Committee reviewed and discussed the audited financial statements with the Company's management and the Company's independent auditors, including meetings where the Company's management was not present;

      (2) the Audit Committee discussed with the Company's independent accountants the matters required to be discussed by SAS 61;

      (3) the Audit Committee discussed with the Company's independent auditors the results of its audit and examination of the Company's consolidated financial statements, its evaluation of the Company's internal controls and the overall assessment of the quality of the Company's financial accounting and reporting functions;

      (4) the Audit Committee received and reviewed the written disclosures and the letter from the Company's independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company's independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the accountant's independence; and

      (5) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2001 Annual Report on Form 10-K.

                                 AUDIT COMMITTEE
                    -----------------------------------------
                      C. McCollister Evarts, M.D., Chairman
                                  Steven J. Lee
                                 Robert J. Bobb

It is expected that representatives of Deloitte & Touche LLP will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

                         MISCELLANEOUS AND OTHER MATTERS

SOLICITATION -- The cost of this proxy solicitation will be borne by the Company. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

AUDIT FEES -- The Company has been billed a total of approximately $74,000 by Deloitte & Touche, LLP, the Company's independent auditors, for professional services rendered in connection with the audit of its consolidated financial statements for the fiscal year ended June 30, 2001, its review of unaudited interim financial statements included in each of the Company's Forms 10-Q filed during the last fiscal year and accounting consultations regarding generally accepted accounting principals.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES -- The Company has not incurred any fees in connection with financial information systems design and implementation during the fiscal year ended June 30, 2001.

ALL OTHER FEES -- The Company has been billed a total of approximately $57,400 for all other services rendered by Deloitte & Touche that are not set forth above.

PROPOSALS OF STOCKHOLDERS -- Proposals of stockholders intended to be considered at the 2002 Annual Meeting of Stockholders must be received by the Secretary of the Company not less than 120 days nor more than 150 days prior to October 31, 2002.

OTHER BUSINESS -- The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

ADDITIONAL INFORMATION -- THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS AUDIT COMMITTEE CHARTER, AS FILED WITH THE SEC, AND ITS ANNUAL REPORT ON FORM 10-K FOR ITS 2001 FISCAL YEAR, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A STOCKHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO SUCH ANNUAL REPORT UPON PAYMENT OF A REASONABLE FEE WHICH SHALL NOT EXCEED THE COMPANY'S REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO KENSEY NASH CORPORATION--INVESTOR RELATIONS, 55 EAST UWCHLAN AVENUE, EXTON, PENNSYLVANIA 19341, ATTENTION:
SECRETARY.

                                      By order of the Board of Directors,


                                      /s/ Joseph W. Kaufmann
                                      ---------------------------------------
                                      Joseph W. Kaufmann
                                      President and Secretary

Exton, Pennsylvania
November 5, 2001

                                                                       EXHIBIT A

                             KENSEY NASH CORPORATION
                             AUDIT COMMITTEE CHARTER

A. PURPOSE

     The Audit Committee (the "Committee") shall provide assistance to the members of the Board of Directors (the "Board") of Kensey Nash Corporation (the "Company") in fulfilling their oversight functions. In so doing, it shall be the responsibility of the Committee to maintain free and open means of communication between the members of the Board, the Company's independent public accountants who audit the Company's financial statements (the "Auditors"), and the Company's financial management. The Board shall have the ultimate authority and responsibility, based upon recommendations from the Committee, to select, and where appropriate, replace the Auditors, who are ultimately accountable to the Board and the Committee.

     The functions of the Committee are enumerated in Section C of this Charter.

     While the Committee has the functions set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Auditors. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. It is also not the duty of the Committee to assure the Company's compliance with laws and regulations or compliance with the Company's code of ethical conduct. The primary responsibility for these matters rests with the Company's management.

     In its oversight capacity, the Committee is neither intended nor equipped to guarantee with certainty to the full Board and stockholders the accuracy and quality of the Company's financial statements and accounting practices. Nor is it the duty of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management. The Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.

B. COMPOSITION

     The Committee shall be comprised of members who shall satisfy the requirements of the National Association of Securities Dealers ("NASD") for companies listed on the Nasdaq National Market ("Nasdaq"), including the following:

     1) The Committee shall consist of at least three (3) independent directors, who shall serve at the pleasure of the Board. Each Committee member shall be financially literate or shall become financially literate within a reasonable period after his or her appointment to the Committee, and further, at least one member of the Committee shall have accounting or related financial management expertise.

     2) Committee members and the Committee Chairman shall be designated by the full Board.

                                                                       EXHIBIT A

C. FUNCTIONS

     The Committee's functions may be divided into the following general categories: (1) assessing processes related to risks and control environment, (2) overseeing financial reporting and (3) evaluating internal and independent audit processes. The Committee shall:

Risk and Control Environment Processes

          a. Assist the Board of the Company in fulfilling its oversight functions with respect to the quality, integrity and annual independent audit of the Company's financial statements.

          b.   Review this Charter at least annually as conditions dictate.

          c. Perform such other functions as assigned by law, the Company's certificate of incorporation or bylaws, or the Board.

Reporting Process

          a. Review with management and the Auditors the Company's annual financial statements to be included in the Company's annual report on Form 10-K.

          b. Review the interim financial statements with management and the Auditors. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

          c. Prepare a report for inclusion in the Company's proxy statement, which report will satisfy the requirements of Item 7(e)(3) of
               Schedule 14A under the Securities Exchange Act of 1934. In addition, the Committee will provide any other audit committee-related disclosure, in filings with the Securities and Exchange Commission or otherwise required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed.

          d. Discuss with the Auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles and financial disclosure practices used or proposed and the appropriateness of significant management judgments.

Internal and Independent Audit Process

          a. Recommend to the Board the selection of the Auditors, considering, among other things, independence and effectiveness. The Committee shall review and discuss with the Auditors all significant relationships the Auditors have with the Company to determine the Auditors' independence. The Committee shall also be responsible for approving the fees and other compensation to be paid to the Auditors. The Committee shall receive from the Auditors a formal written statement delineating all relationships affecting objectivity and independence between the Auditors and the Company.

          b. Review the performance of the Auditors and recommend to the Board any proposed discharge of the Auditors when circumstances warrant.

                                                                       EXHIBIT A


          c. Review any significant disagreements between management and the Auditors in connection with the preparation of the Company's financial statements.

          d. Review with the Auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

          e. Provide an open avenue of communication among the Auditors, management and the Board.

D. MEETINGS

     The Committee shall hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Committee or at the request of the Auditors or management. Members of senior management, the Auditors or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Committee shall meet with the Auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

     The Chairman of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting.

E. COMMUNICATION WITH THE BOARD OF DIRECTORS

     The Committee shall, after each meeting, report its activities, findings and conclusions to the full Board by recording meeting minutes. Copies of all meeting minutes will be kept on hand for review by the Auditors and in support of the Company's compliance with the requirements of the NASD for companies listed on the Nasdaq.


                                                                   June 14, 2000

PROXY                       KENSEY NASH CORPORATION

 Marsh Creek Corporate Center - East Uwchlan Avenue - Exton, Pennsylvania 19341

  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 5, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder(s) hereby appoints Joseph W. Kaufmann and Douglas G. Evans, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of Kensey Nash Corporation (the "Company") held of record by the undersigned as of October 19, 2001 which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on December 5, 2001, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341 at 10:00 a.m., local time, and at any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

1. ELECTION OF DIRECTORS:

[ ] FOR all nominees listed below                            [ ] WITHHOLD AUTHORITY
 (except as marked to the contrary below)                     to vote for all nominees listed below

--------------------------------------------------------------------------------
(Instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

John E. Nash, P.E.                                  Robert J. Bobb
(term to expire in 2004)                            (term to expire in 2004)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS.
                                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting.
            (Continued and to be signed and dated on reverse side.)

    THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                     Dated  , 2001

                                     -------------------------------------------

                                     -------------------------------------------
                                     Signature(s)

                                     PLEASE MARK, SIGN, DATE AND RETURN THIS
                                     PROXY CARD PROMPTLY USING THE ENCLOSED
                                     ENVELOPE.

                                     [ ] MARK HERE FOR ADDRESS CHANGE AND NOTE
                                         AT LEFT

This Proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.